                                                                                                                                                Exhibit 10.3

SECURITY NATIONAL FINANCIAL CORPORATION

2006 Director Stock Option Plan

                1.         PURCHASE OF THE PLAN. The purpose of this 2006 Director Stock Option Plan is to attract and retain the best available personal to serve as Outside Directors of the Company.

                All options granted hereunder shall be “non-statutory stock options.”

                2.          DEFINITIONS. A used herein, the following definitions shall apply:

                (a)         “BOARD” means the Board of Directors of the Company.

                (b)         “CHANGE IN CONTROL” means (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of more than fifty percent (50%) of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such a merger.

                (c)         “CODE” means the Internal Revenue Code of 1986, as amended.

                (d)         “COMMON STOCK” means the Class A Common Stock of the Company.

                (e)         “COMPANY” means Security National Financial Corporation, a Utah corporation.

                (f)         “CONTINUOUS STATUS AS A DIRECTOR” means the absence of any interruption of termination of service as a Director.

                (g)         “DIRECTOR” means a member of the Board

                (h)         “EMPLOYEE” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

                (i)         “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

                (j)         “FAIR MARKET VALUE” means, as of any date, the value of Common Stock determined as follows:

                             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers. Inc. Automated Quotation (“Nasdaq”) Systems, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported by the Wall Street Journal or such other source as the Board deems reliable;

                             (ii) If the Common Stock is quoted on the Nasdaq System ( but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked priced for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; or

                             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                (k)         “OPTION” means a stock option granted pursuant to the Plan.

                (l)         “OPTIONED STOCK” means the Common Stock subject to an Option.

                (m)         “OPTIONEE” means an Outside Director who receivers an Option.

                (n)         “OUTSIDE DIRECTOR” means a Director who is not an Employee

                (o)         “PARENT” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code,

                (p)         “PLAN” means this 2006 Director Stock Option Plan.

                (q)         “SHARE” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                (r)         “SUBSIDIARY” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

                3.          STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the plan is 100,000 Shares (the “Pool”) of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

                If an Option should expire or become unexercisable for any reason without having been exercised in full. The unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

                4.          ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

                (a)         ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

                (b)         PROCEDURE FOR GRANTS. The provisions set forth in this Section 4(b) shall not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                             (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                             (ii) Effective as of December 7, 2006 (the “Effective Date”) and on each anniversary date thereof during the term of this Plan, each Outside Director shall automatically receive an Option to purchase 1,000 Shares (an “Annual Grant”). In addition, each new Outside Director who shall first join the Board on or after the Effective Date shall automatically be granted an Option to purchase 1,000 Shares upon the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company, appointment by the Board to fill a vacancy, or termination of employment by the Company while remaining as a Director (a “One-time Grant”) and an Annual Grant of an option to purchase 1,000 Shares on each anniversary date thereof during the term of this Plan.

                             (iii) The terms of each Option granted hereunder shall be as follows:

                                              (A) the term of the Option shall have ten (10) years:

                                              (B) the Option shall be exercisable while the Outside Director remains a Director of the Company and for a period of six months from the date Optionee’s continuous status as a Director terminates, as set forth in Section 8 hereof;

                                              (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option; and

                                              (D) each Annual Grant and One-Time Grant shall become exercisable at the rate of 250 shares each three month period, so that 100% of the Optioned Stock granted under any One-Time Grant or Annual Grant shall be exercisable one year after the date of grant of the Option, assuming Continuous Status as a Director and attendance at each board meeting.

                             (iv) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of shares determined by dividing the total number of Shares remaining available for grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options preciously granted hereunder.

                (c)         POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company and instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                (d)         EFFECT OF BOARD’S DECISION. All decisions, determinations and interpretations of the Board shall be final.

                5.          ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. An Outside Director who has been granted an option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such precision.

                The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

                6.          TERM OF PLAN. The plan shall become effective as of December 7, 2006 and shall continue in effect until the tenth anniversary of the Effective Date, unless sooner terminated under Section 12 of the plan.

                7.          CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash; (ii) check; (iii) promissory note; (iv) other shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised and which, in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more that 12 months on the date of surrender; (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price; (vi) delivery of an irrevocable subscription agreement for the Shares not more than 12 months after the date of delivery of the subscription agreement; (vii) by a combination of the foregoing methods of payment; or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

                8.          EXERCISE OF OPTION.

                (a)         PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 17 hereof has been obtained.

                An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allocable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Options is exercised.

                (b)         TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. In the event an Optionee’s Continuous Status as a Director terminates, the Optionee may exercise his or her Option but only within six months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination ( but in no event later than the expiration of its ten-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to he extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                9.          NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, by law of descent or distribution or pursuant to qualified domestic relations order, and may be exercised, during the lifetime of the Optionee, only by the Optionee or a permitted transferee.

                10.         ADJUSTMENTS

                (a)         CHANGES IN CAPITALIZATION. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization, or in the event that the outstanding number of shares of stock of the Company is increased through payment of a stock dividend, appropriate proportionate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares subject to any Option outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Any such adjustment shall be make upon approval by the Board, whose determination shall be conclusive. If there is any other change in the number or type of he outstanding shares of stock of the Company, or of any other security into which such stock shall have been changed or for which it shall have been exchanged, and if he Board in its sole discretion determines that such change equitably requires an adjustment shall be made in accordance with the determination of the Board. No adjustments shall be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its stock or securities convertible into or exchangeable for shares of its stock.

                (b)         CORPORATE TRANSACTIONS. New Options (substantially equivalent to the Options)

may be substituted for the Options granted under the Plan, or the Company’s duties as to Options outstanding under the plan may be assumed, by an employer corporation other that the Company or by a parent or subsidiary of such employer corporation, in connection with any merger consolidation, acquisition of assets or stock, separation, reorganization, liquidation, or like occurrence in which the Company is involved; provided, however, in the event such employer the Options granted hereunder or substituted for such Options substantially equivalent options, or if the Board determined, in its sole discretion, that Options outstanding under the Plans should not then continue to be outstanding, the Options granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, acquisition, separation, or similar occurrence, or (ii) upon any merger, consolidation or similar occurrence; provided, however, that each Optionee shall be given notice of such dissolution, liquidation, merger, consolidation or similar occurrence, and shall have the right, at any time prior to, but contingent upon the consummation of such transaction, to exercise (x) any unexpired Options granted hereunder to the extent they are then exercisable, and (y) in the case of a merger consolidation or similar occurrence Company is not the surviving corporation, those Options which are not them; provided, further, that such exercise right shall not in any event expire less than 30 days after the date notice of such transaction is sent to the Optionee.

                11.         CHANGE IN CONTROL. In the event of a Change in Control of the Company, if the Change of Control is not approved by a majority of the Directors, the Administrator shall cause written notice of the proposed transaction to be given to all Optionees not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction and, concurrent with the effective date of the proposed transaction, all Options shall be accelerated and concurrent with such date the holders of such Options shall have the right to exercise such Options in respect to any or all shares subject thereto. The Administrator in its discretion may, at any time an Option is granted, or at any time thereafter (regardless of its acceleration or non-acceleration), take on or more of the following actions: (A) provide for the purchase of each Option for an amount of cash or other property that could have been received upon the exercise of the Option, (B) adjust the terms of the Options in a manner determined by the Administrator to reflect the Change in Control, (C) cause the Options to be continued or assumed, or new rights substitute therefore, by the surviving or another entity, through the continuance of the Plan and the continuation or assumption of outstanding Options or the substitution for such Options of new options of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the Plan and such Options, or the new options substituted therefore, shall continue in the manner and under the terms so provided or (D) make such other provision as the Administrator may consider equitable. In the event of a Change in Control in which the Options are not continued, assumed or substituted therefore by the surviving or another entity, regardless of whether such Change in Control is approved by a majority of the Continuing Directors, the Options shall be accelerated and fully exercisable upon the effective date of the Change in Control and the Administrator shall cause written notice of the proposed transaction to be given to all Optionees not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction. The Administrator shall have the right with respect to any specific Option granted under the Plan, to provide that such Options shall be accelerated in any event upon the effective date of the Change of Control.

                12.         AMENDMENT AND TERMINATION OF THE PLAN.

                (a)         AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law or regulation, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as may be required.

                (b)         EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

                13.         TIME OF GRANTING OPTIONS. The date of grant of an Option shall. For all purposes, be the date determined in accordance with the Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

                14.         CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange or market system upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                15.         RESERVATION OF SHARES. The Company, during the term of this plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                16.         OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

                17.         STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the first granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner appropriate under applicable state and federal law.

SECURITY NATIONAL FINANCIAL CORPORATION

DIRECTOR STOCK OPTION AGREEMENT
(ANNUAL GRANT)

                Security National Financial Corporation, a Utah corporation (the “Company”), has granted to _____________________ (the “Optionee”), and option to purchase a total of ______ shares of the Company’s Common Stock (the “Optioned Stock”), at the price determined as provided herein, and in all respects subject to the terms, dedications and provisions of the 2006 Director Stock Option Plan (the “Plan”) adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

                1.  NATURE OF THE OPTION. This Option is a nonstatuatory option and is not intended to qualify for any special tax benefits to the Optionee.

                2.  EXERCISE PRICE. The exercise price is 100% of the Fair Market Value of the Common Stock as determined on the date of exercise of this Option.

                3.  EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

                (a) RIGHT TO EXERCISE.

                                (i) This Option shall become exercisable as to 100% of the optional stock on the first anniversary of the date of grant; provided, however, that in no event shall this Option be exercisable until stockholder approval of the Plan has been obtained in accordance with Section 16 thereof.

                                (ii) This Option may not be exercised for a fraction of a share.

                                (iii) In the even of Optionee’s death, disability or other termination of service as a Director, the exercisability of the Option is governed by Sections 6, 7 and 8 of this Agreement.

                (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised and such other representations and agreements as to the holder’s investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan, in the form attached to this Agreement as Exhibit A. Such written notice shall be signed by the Optionee and shall be delivered in person of by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

                4.  METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                (a) cash;

                (b) check;

                (c) surrender of other Shares of Common Stock of the Company which (i) either have been owned by the Optionee for 12 months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised;

                (d) delivery of a promissory note (the “Note”) of Optionee in the amount of the Exercise Price together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall be in the form attached hereto as Exhibit C, shall contain the terms and be payable as set forth therein, shall bear interest at a rate no less than the “applicable federal rate” prescribed under the Code and its regulations at the time or purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement; or

                (e) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

                5.  RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of an applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange or market system upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may required Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

                6.  TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. In the event Optionee’s Continuous Status as a Director terminates (other than upon the Optionee’s death or permanent and total disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within 30 days from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no even later than the expiration of its five-year term). To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, and to the extent that Optionee does not exercise this Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                7.  NON-TRANSFERABILITY OF OPTION. This option may not be transferred in any manner otherwise than by will, by the laws of descent or distribution or pursuant to a qualified domestic relations order, and may be exercised during the lifetime of Optionee only by the Optionee or a permitted transferee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

                8.  TERM OF OPTION. This Option may not be exercised more than ten years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

                9.  TAXATION UPON EXERCISE OF OPTION. Optionee understands that, upon exercise of this Option, the Optionee will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. If the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the measurement and timing of such income may be deferred, and the Optionee is advised to contact a tax advisor concerning the desirability of filing an 83(b) election in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

DATE OF GRANT_________________________________

                                                                                SECURITY NATIONAL FINANCIAL CORPORATION,
                                                                                a Utah corporation

                                                                                By:_______________________________________
                                                                                Its:__________________________________________

                The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that the Optionee is familiar with the terms and provision thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

                Date:_______________________

                                                                                                _________________________________________
                                                                                                Optionee

EXHIBIT A

SECURITY NATIONAL FINANCIAL CORPORATION
2006 DIRECTOR STOCK OPTION PLAN
EXERCISE NOTICE

Security National Financial Corporation
5300 South 360 West, Suite 250
Salt Lake City, Utah 84157-2050
Attention: Secretary

                1.         Exercise of Option. Effective as of today,__________________, 200__, the undersigned (“Purchaser”) hereby elects to purchase_______ shares (the “Shares”) if the Common Stock of Security National Financial Corporation ( the “Company”) under and pursuant to the 2006 Director Stock Option Plan (the “Plan”) and the Director Stock Option Agreement dated ______ __, 200__ ( the “Option Agreement”). The purchase price for the Shares shall be 100% of the Fair Market Value per share on the date of the purchase, as required by the Option Agreement.

                2.          Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

                3.          Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

                4.          Rights and Stockholder, Subject to the terms and conditions of this agreement, Optionee shall have all of the rights of a stockholder of the Company with respect to the shares from and after the date that Optionee delivers full payment of the Exercise Price until such time as Optionee disposes of the Shares.

                5.          Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and the Optionee is not relying on the Company for any tax advice.

                6.          Entire Agreement: Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and such agreement is governed by Utah law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted to:

OPTIONEE	SECURITY NATIONAL FINANCIAL CORPORATION

__________________________	By:__________________________________________
Signature
Title: _______________________________

EXHIBIT B

SECURITY AGREEMENT

                This Security Agreement is made as of _____________, 200__, between Security National Financial Corporation, a Utah corporation (“Pledgee”), and _____________________________ (“Pledgor”).

RECITALS:

                Pursuant to Pledgor’s election to purchase Shares under the Option Agreement dated _________, 200__ (the “Option”), between Pledgor and Pledgee under Pledgee’s 2006 Director Stock Option Plan, and Pledgor’s election under the terms of the Option to pay for such shares with Pledgor’s promissory note (the “Note”), Pledgor has purchase _________ shares of Pledgee’s Common Stock (the “Shares”) at a price of $__________ per share, for a total purchase price of $___________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

                NOW, THEREFORE, it is agreed as follows:

                1.           Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the “Collateral”) represented by certificate number ________, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee (“Pledgeholder”), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

                The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

                2.          Pledgor’s Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

                              (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

                              (b) Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

                              (c) Margin Regulations. In the event that Pledgee’s Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a “lender” within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

                3.          Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

                4.         Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and upon such substitution, references to “Shares”in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

                5.          Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

                6.          Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

                             (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

                             (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

                In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the Utah Commercial Code.

                7.          Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

                8.          Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

                9.          Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

                10.         Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, if a receiver is appointed for the property of Pledgor or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable and Pledgee may proceed as provided in the case of default.

                11.         Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of Pledgeholder’s acts, or omissions to act as Pledgeholder.

                12.         Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

                13.         Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term “Pledgor” and the term “Pledgee” as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

                14.         Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of Utah.

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

“PLEDGOR”	By:_______________________________________
___________________________________
Print Name
Address:	__________________________________________
__________________________________________

“PLEDGEE”	SECURITY NATIONAL FINANCIAL CORPORATION a Utah corporation

By:_______________________________________

Title:______________________________________

“PLEDGEHOLDER”	__________________________________________
Secretary of Security National Financial Corporation

EXHIBIT C INSTALLMENT NOTE

$____________________________	Salt Lake City, Utah

_____________________, 200__

                FOR VALUE RECEIVED, ________________________ promises to pay to Security National Financial Corporation, a Utah corporation (the “Company”), or order, the principal sum of $_____________, together with interest on the unpaid principal hereof from the date hereof at the rate of ___% per annum, compounded semiannually.

                Principal and interest shall be due and payable on ________________, 200__. Should the undersigned fail to make full payment of any installment of principal or interest for a period of ten (10) days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

                The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

                This Note is subject to the terms of the Option, dated as of _____________, 200__. This Note is secured by a pledge of the Company’s Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

                In the event the undersigned shall cease to be a director of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

                Should any action be instituted for the collection of this Note, the reasonable costs and attorney’s fees therein of the holder shall be paid by the undersigned.

____________________________________

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